                                                                    EXHIBIT 99.1

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                          YEAR ENDED DECEMBER 31, 2004
                      (in thousands except per share data)

                                                         HISTORICAL       COMMUNITY                     CHARLES S.     PRO FORMA
                                                         YEAR ENDED        WIRELESS        HORVATH        HAYES       YEAR ENDED
                                                        DECEMBER 31,      STRUCTURES     ACQUISITION   ACQUISITION   DECEMBER 31,
                                                          2004 (A)     ACQUISITION (B)       (C)           (D)           2004
                                                        ------------   ---------------   -----------   -----------   ------------

Revenues                                                  $182,865        $1,122 B1        $ 274 C1      $ 782 D1      $185,043
                                                          --------        ------           -----         -----         --------
Direct site operating expenses (excluding
   depreciation, amortization and accretion)                57,462           324 B1           46 C1         81 D1        57,913
   Selling, general and administrative (including
      non-cash stock-based compensation expense
       of $4,235)                                           27,645             1 B1            2 C1          1 D1        27,649
   State franchise, excise and minimum taxes                    69            --              --            --               69
   Depreciation, amortization and accretion                 54,288           878 B2          237 C2        609 D2        56,012
                                                          --------        ------           -----         -----         --------
                                                           139,464         1,203             285           691          141,643
                                                          --------        ------           -----         -----         --------
Income from operations                                      43,401           (81)            (11)           91           43,400

Interest expense, net                                       27,529           720 B3          157 C3        577 D3        28,983
Loss on early extinguishment of debt                         9,018            --              --            --            9,018
Other income                                                  (124)           --              --            --             (124)
                                                          --------        ------           -----         -----         --------
Income before income tax expense                             6,978          (801)           (168)         (486)           5,523
Income tax expense                                            (341)           --              --            --             (341)
                                                          --------        ------           -----         -----         --------
Net income from continuing operations                     $  6,637        $ (801)          $(168)        $(486)        $  5,182
                                                          ========        ======           =====         =====         ========

Basic net income from continuing operations per share
   attributable to common stockholders                    $   0.14                                                     $   0.11
                                                          ========                                                     ========

Diluted net income from continuing operations per
   share attributable to common stockholders              $   0.13                                                     $   0.10
                                                          ========                                                     ========

Weighted average number of shares of common
   stock outstanding:
   Basic                                                    46,831                                                       46,831
                                                          ========                                                     ========
   Diluted                                                  49,683                                                       49,683
                                                          ========                                                     ========

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                      NINE MONTHS ENDED SEPTEMBER 30, 2005
                      (in thousands except per share data)

                                          HISTORICAL                                                                  PRO FORMA
                                       NINE MONTHS ENDED       COMMUNITY                                          NINE MONTHS ENDED
                                         SEPTEMBER 30,    WIRELESS STRUCTURES      HORVATH      CHARLES S. HAYES    SEPTEMBER 30,
                                           2005 (E)         ACQUISITION (F)    ACQUISITION (G)   ACQUISITION (H)         2005
                                       -----------------  -------------------  ---------------  ----------------  -----------------

Revenues                                   $ 248,024              $303 F1            $147 G1         $ 486 H1          $248,960
                                           ---------              ----               ----            -----             --------
Direct site operating expenses
   (excluding depreciation,
    amortization and accretion)               99,674                82 F1              30 G1            52 H1            99,838
Selling, general and
   administrative (including
   non-cash stock-based compensation
   expense of $1,560)                         26,674                 1 F1               1 G1             1 H1            26,677
Sprint integration costs                       5,385                --                 --               --                5,385
State franchise, excise and minimum
   taxes                                         490                --                 --               --                  490
Depreciation, amortization and
   accretion                                  87,665               220 F2              94 G2           355 H2            88,334
                                           ---------              ----               ----            -----             --------
                                             219,888               303                125              408              220,724
                                           ---------              ----               ----            -----             --------
Income from operations                        28,136                --                 22               78               28,236

Interest expense, net                         50,347                --                 64 G3           337 H3            50,748
Gain on derivative instruments                (2,024)               --                 --               --               (2,024)
Loss on early extinquishment of debt             461                --                 --               --                  461
Other income                                    (111)               --                 --               --                 (111)
                                           ---------              ----               ----            -----             --------
Loss before income tax benefit               (20,537)               --                (42)            (259)             (20,838)
Income tax benefit                               564                --                 --               --                  564
                                           ---------              ----               ----            -----             --------
Net loss from continuing operations        $ (19,973)             $ --               $(42)           $(259)            $(20,274)
                                           =========              ====               ====            =====             ========

Basic net loss from continuing
   operations per share attributable
   to common stockholders                  $   (0.33)                                                                  $  (0.34)
                                           =========                                                                   ========

Diluted net loss from continuing
   operations per share attributable
   to common stockholders                  $   (0.33)                                                                  $  (0.34)
                                           =========                                                                   ========

Weighted average number of shares of
   common stock outstanding:
   Basic                                      60,141                                                                     60,141
                                           =========                                                                   ========
   Diluted                                    60,141                                                                     60,141
                                           =========                                                                   ========

   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                               GLOBAL SIGNAL INC.
                      (in thousands except per share data)

The unaudited condensed consolidated balance sheet is not presented as these three acquisitions occurred prior to September 30, 2005 and therefore are included in the historical balance sheet included in our Form 10-Q for the three and nine months ended September 30, 2005 filed on November 9, 2005. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and nine months ended September 30, 2005 are presented on a pro forma basis to reflect the acquisition of the 13 communication sites previously owned by Community Wireless Structures II, LLC (the "Community
Wireless Structures Acquisition"), the acquisition of 12 communication sites owned by Horvath Communications, Inc. ( the "Horvath Acquisition") and the
acquisition of 22 communication sites previously owned by Charles S. Hayes, Inc.
(the "Charles S. Hayes Acquisition") as if they had occurred on January 1, 2004.

The pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements, including the notes thereto, previously filed on our Form 10-K and 10-Q, the Community Wireless
Structures Acquisition statements of revenue and certain expenses including the notes thereto, for the year ended December 31, 2004 and the three months ended
March 31, 2005, included elsewhere in this filing; the Horvath Acquisition statements of revenue and certain expenses including the notes thereto, for the year ended December 31, 2004 and the period from January 1, 2005 to August 4,
2005, included elsewhere in this filing; and the Charlie S. Hayes Acquisition statements of revenue and certain expenses including the notes thereto, for the year ended December 31, 2004 and the period from January 1, 2005 to July 28,
2005, included elsewhere in this filing. These pro forma condensed consolidated financial statements do not purport to represent the results of operations that would actually have occurred assuming the completion of these acquisitions as of the dates indicated; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

ADJUSTMENTS:

A.   Reflects our condensed consolidated statement of operations for the year ended December 31, 2004, derived from our audited financial statements included in our Form 10-K for the year ended December 31, 2004.

B1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Community Wireless Structures Acquisition for the year ended December 31, 2004 derived from the audited statement of revenue and certain expenses included elsewhere herein.

B2.  Reflects depreciation, amortization and accretion for the year ended
     December 31, 2004 on the assets acquired as part of the Community Wireless
     Structures Acquisition. The Community Wireless Structures Acquisition
     consists of the acquisition of 13 communications tower sites for a total purchase price of $13.0 million plus estimated fees and expenses of $0.2 million. The acquisition was consummated on March 31, 2005.

                                                      Estimated    Annual
                                             Amount      Life     Expense
                                            -------   ---------   -------
Purchase price allocation:
Fixed assets                                $11,869    15 years     $791
Land                                             --         N/A
Intangible assets:
   Lease origination value         $   88              16 years        5
   Lease absorption value           1,288              16 years       81
                                   ------
   Total intangible assets                    1,376
                                            -------
Total assets                                 13,245
Asset retirement obligation                     (14)   16 years        1
                                            -------                 ----
Total                                       $13,231
                                            =======
Total depreciation, amortization
   and accretion                                                    $878
                                                                    ====

B3.  Reflects interest expense for the year ended December 31, 2004 related to
     $13.2 million of assumed borrowings to finance the Community Wireless
     Structures Acquisition, assuming an interest rate of 5.94%.

C1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Horvath Acquisition for the year ended December 31,
     2004 derived from the audited statement of revenue and direct operating expenses included elsewhere herein.

C2.  Reflects depreciation, amortization and accretion for the year ended
     December 31, 2004 on the assets acquired as part of the Horvath
     Acquisition. The Horvath Acquisition consists of the acquisition of 12 communications tower sites for a total purchase price of $3.6 million plus estimated fees and expenses of $0.1 million. The acquisition of 11 communications tower sites was consummated on May 19, 2005, and one on
     August 4, 2005.

                                                     Estimated    Annual
                                            Amount      Life     Expense
                                            ------   ---------   -------
Purchase price allocation:
Fixed assets                                $2,454    15 years      $164
Land                                           103         N/A
Intangible assets:
   Lease origination value         $   21             16 years         1
   Lease absorption value           1,147             16 years        72
                                   ------
   Total intangible assets                   1,168
                                            ------
Total assets                                 3,725
Asset retirement obligation                     (3)   16 years        --
                                            ------                  ----
Total                                       $3,722
                                            ======
Total depreciation, amortization
   and accretion                                                    $237
                                                                    ====

C3.  Reflects interest expense for the year ended December 31, 2004 related to
     $2.2 million of borrowings under the Global Signal Acquisition Credit
     Facility to partially finance the Horvath Acquisition, assuming an interest rate of 5.94%.

D1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Charles S. Hayes Acquisition as adjusted for certain revenues from tenants without written lease agreements that were not acquired by Global Signal. The As Reported amounts were derived from the audited statement of revenue and direct operating expenses of Charles
     S. Hayes Inc. for the year ended December 31, 2004 included elsewhere herein.

                                              Year Ended December 31, 2004
                                        ---------------------------------------
                                                       Pro Forma
                                        As Reported   Adjustments   As Adjusted
                                        -----------   -----------   -----------
Revenues                                    $848         $(66)          $782
Certain Expenses:
   Property taxes                             18           --             18
   Other tower operating expense              63           --             63
   Selling, general & administrative           1           --              1
                                            ----         ----           ----
Total certain expenses                        82           --             82
                                            ----         ----           ----
Revenue in excess of certain expenses       $766         $(66)          $700
                                            ====         ====           ====

D2.  Reflects depreciation, amortization and accretion for the year ended
     December 31, 2004 on the assets acquired as part of the Charles S. Hayes
     Acquisition. The Charles S. Hayes Acquisition consists of the acquisition of 22 communications tower sites for a total purchase price of $9.6 million plus estimated fees and expenses of $0.1 million. The acquisition was consummated on July 28, 2005.

                                                     Estimated    Annual
                                            Amount      Life     Expense
                                            ------   ---------   -------
Purchase price allocation:
Fixed assets                                $8,188    15 years     $546
Land                                           513      N/A
Intangible assets:
   Lease origination value         $    2             16 years       --
   Lease absorption value           1,010             16 years       63
                                   ------
   Total intangible assets                   1,012
                                            ------
Total assets                                 9,713
Asset retirement obligation                     --      N/A          --
                                            ------                 ----
Total                                       $9,713
                                            ======
Total depreciation, amortization
   and accretion                                                   $609
                                                                   ====

D3.  Reflects interest expense for the year ended December 31, 2004 related to the borrowings under the Global Signal Acquisition Credit Facility to finance the Charles S. Hayes Acquisition, assuming an interest rate of
     5.94%.

E.   Reflects our condensed consolidated statement of operations for the nine months ended September 30, 2005, derived from our unaudited interim financial statements included in our Form 10-Q for the three and nine months ended September 30, 2005 filed on November 8, 2005.

F1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Community Wireless Structures Acquisition for the three months ended March 31, 2005 derived from the unaudited statement of revenue and certain expenses included elsewhere herein.

F2.  Reflects depreciation, amortization and accretion for the three months ended March 31, 2005 on the assets acquired as part of the Community
     Wireless Structures Acquisition. The Community Wireless Structures
     Acquisition consists of the acquisition of 13 communications tower sites for a total purchase price of $13.0 million plus estimated fees and expenses of $0.2 million. The acquisition was consummated on March 31,
     2005.

                                                                    Three
                                                                    Months
                                                                    Ended
                                                      Estimated   March 31,
                                             Amount      Life        2005
                                            -------   ---------   ---------
Purchase price allocation:
Fixed assets                                $11,869    15 years      $198
Land                                             --      N/A
Intangible assets:
   Lease origination value         $   88              16 years         1
   Lease absorption value           1,288              16 years        20
                                   ------
   Total intangible assets                    1,376
                                            -------
Total assets                                 13,245
Asset retirement obligation                     (14)   16 years         1
                                            -------                  ----
Total                                       $13,231
                                            =======
Total depreciation, amortization
   and accretion                                                     $220
                                                                     ====

G1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Horvath Acquisition for the period from January 1,
     2005 through August 4, 2005, derived from the unaudited statement of revenue and certain expenses included elsewhere herein.

G2.  Reflects depreciation, amortization and accretion for the period from
     January 1, 2005 through August 4, 2005 on the assets acquired as part of the Horvath Acquisition. The Horvath Acquisition consists of the acquisition of 12 communications tower sites for a total purchase price of
     $3.6 million plus estimated fees and expenses of $0.1 million. The acquisition of 11 communications tower sites was consummated on May 19,
     2005, and one communications tower site on August 4, 2005.

                                                                   Period from
                                                                   January 1,
                                                      Estimated   to August 4,
                                             Amount      Life         2005
                                            -------   ---------   ------------
Purchase price allocation:
Fixed assets                                 $2,454    15 years        $66
Land                                            103      N/A
Intangible assets:
   Lease origination value         $   21              16 years          1
   Lease absorption value           1,147              16 years         27
                                   ------
   Total intangible assets                    1,168
                                             ------
Total assets                                  3,725
Asset retirement obligation                      (3)   16 years         --
                                             ------                    ---
Total                                        $3,722
                                             ======
Total depreciation, amortization
   and accretion                                                       $94
                                                                       ===

G3.  Reflects interest expense for the period from January 1, 2005 through
     August 4, 2005 related to $2.2 million of borrowings under the Global
     Signal Acquisition Credit Facility to partially finance the Horvath
     Acquisition, assuming an interest rate of 5.94%.

H1.  Reflects revenues, direct site operating expenses and selling general and administrative costs of Charles S. Hayes Acquisition for the period from
     January 1, 2005 through July 28, 2005, derived from the unaudited statement of revenue and certain expenses included elsewhere herein.

H2.  Reflects depreciation, amortization and accretion for the period from
     January 1, 2005 through July 28, 2005 on the assets acquired as part of the
     Charles S. Hayes Acquisition. The Charles S. Hayes Acquisition consists of the acquisition of 22 communications tower sites for a total purchase price of $9.7 million plus estimated fees and expenses of $0.1 million. The acquisition was consummated on July 28, 2005.

                                                                 Period from
                                                                  January 1,
                                                     Estimated   to July 28,
                                            Amount      Life         2005
                                            ------   ---------   -----------
Purchase price allocation:
Fixed assets                                $8,188   15 years        $318
Land                                           513      N/A
Intangible assets:
   Lease origination value         $    2            16 years          --
   Lease absorption value           1,010            16 years          37
                                   ------
   Total intangible assets                   1,012
                                            ------
Total assets                                 9,713
Asset retirement obligation                     --      N/A            --
                                            ------                   ----
Total                                       $9,713
                                            ======
Total depreciation, amortization
   and accretion                                                     $355
                                                                     ====

H3.  Reflects interest expense for the period from January 1, 2005 through July
     28, 2005 related to the borrowings under the Global Signal Acquisition
     Credit Facility to finance the Charles Hayes Acquisition, assuming an interest rate of 5.94%.